EXHIBIT 99.1

                   1997 LONG-TERM INCENTIVE PLAN OF REGISTRANT
                   (INCORPORATED BY REFERENCE TO EXHIBIT 10.14
                     CONTAINED IN THE REGISTRANT'S FORM SB-2
                    REGISTRATION STATEMENT, AMENDMENT NO. 1,
                 FILE NO. 333-19423), FILED WITH THE SECURITIES
                   AND EXCHANGE COMMISSION ON MARCH 14, 1998).